AMENDMENT NUMBER FIVE

                             WATTS INDUSTRIES, INC.

                     RETIREMENT PLAN FOR SALARIED EMPLOYEES

WHEREAS, Watts Industries, Inc. (the "Sponsoring Employer") established the Watts Industries, Inc. Retirement Plan For Salaried Employees (the "Plan") for the benefit of its eligible Employer which was most recently restated effective as of January 1, 1994;

WHEREAS, pursuant to Section 13.01 of the Plan, the Sponsoring Employer reserved the right to amend the Plan; and

WHEREAS, the Sponsoring Employer desires to amend the Plan to clarify and reflect certain administrative matters and to reflect certain legislative changes.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Effective January 1, 1998, Sections 1.02(d) and (e) are revised to make certain clarifying changes as follows:

      "(d) For purposes of Section 8.05, the Actuarial Equivalent will be determined as follows:

            (i) for annuity starting dates commencing prior to October 1, 1995, by using the rates and mortality table described in (c) above, except that the interest rate for immediate annuities set by the Pension Benefit Guaranty Corporation for the month of payment will be used; and

            (ii) for annuity starting dates commencing on or after October 1, 1995 and ending on or before December 31, 1995 by using mortality rates based on a fixed blend of 50% of the male mortality rates and 50% of the female mortality rates from the 1983 Group Annuity Mortality Table and by using an interest rate specified in (A) or (B), whichever results in a greater benefit:

                  (A) the interest rate on 30-year Treasury Constant Maturities for the month of November, 1994 or

                  (B) the interest rate on 30-year Treasury Constant Maturities for the month which is two months prior to the month in which the Participant's annuity starting date occurs;

            (iii) for annuity starting dates commencing on or after January 1,
                  1996 and ending on or before September 30, 1996, by using mortality rates based on a fixed blend of 50% of the male mortality rates and 50% of the female mortality rates from the 1983 Group Annuity Mortality Table and by using an interest rate specified in (C) or (D) whichever results in a greater benefit:

                  (C) the interest rate on 30-year Treasury Constant Maturities for the month of November, 1995 or

                  (D) the interest rate on 30-year Treasury Constant Maturities for the month in which the Participant's annuity starting date occurs;

            (iv) for annuity starting dates commencing on or after October 1, 1996 by using mortality rates based on a fixed blend of 50% of the male mortality rates and 50% of the female mortality rates from the 1983 Group Annuity Mortality Table and by using the interest rate on 30-year Treasury Constant Maturities for the month of November prior to the Plan Year in which the annuity starting date occurs.

      (e) For purposes of Section 12.01 (except as provided in (g) below), the Actuarial Equivalent will be determined as follows:

            (i) for annuity starting dates commencing prior to October 1, 1995, by using the interest rate and mortality table described in (c) above, except for lump sum payments the interest rate for immediate annuities set by the Pension Benefit Guaranty Corporation for the month of payment will be used;

            (ii) for annuity starting dates commencing on or after October 1, 1995 and ending on or before December 31, 1995 by using mortality rates based on a fixed blend of 50% of the male mortality and 50% of the female mortality rates from the 1983 Group Annuity Mortality Table and by using an interest rate specified in (A) or (B), whichever results in a greater benefit:

                  (A) the interest rate on 30-year Treasury Constant Maturities for the month of November, 1994 or

                  (B) the interest rate on 30-year Treasury Constant Maturities for the month which is two months prior to the month in which the Participant's annuity starting date occurs;

            (iii) for annuity starting dates commencing on or after January 1,
                  1996 and ending on or before September 30, 1996, by using mortality rates based on a fixed blend of 50% of the male mortality rates and 50% of the female


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

                  mortality rates from the 1983 Group Annuity Mortality Table and by using an interest rate specified in (C) or (D) whichever results in a greater benefit:


                  (C) the interest rate on 30-year Treasury Constant Maturities for the month of November, 1995 or

                  (D) the interest rate on 30-year Treasury Constant Maturities for the month in which the Participant's annuity starting date occurs;

            (iv) for annuity starting dates commencing on or after October 1, 1996 by using mortality rates based on a fixed blend of 50% of the male mortality rates and 50% of the female mortality rates from the 1983 Group Annuity Mortality Table and by using the interest rate on 30-year Treasury Constant Maturities for the month of November prior to the Plan Year in which the annuity starting date occurs."

2.    Effective January 1, 1998, Section 1.02 is amended to rename "subsection
      (f)" as subsection (g) and to add a new subsection (f) as follows:

      "(f) For purposes of subsections (d) and (e) above, the term annuity starting date means the date as of which an amount is paid, except with respect to payments under Section 12.01, in which case, it means the first day of the month following the month in which the Participant terminates employment."

3. Effective January 1, 1997, Section 1.09 is amended to delete the fourth paragraph in its entirety.

4.    Effective January 1, 1997, Section 1.20 of is amended to read as follows:

      "1.20 "Highly Compensated Employee" means any Employee who performed services for the Employer or an Affiliated Employer during the Determination Year and who:

            (a) was a 5% owner (within the meaning of Section 416(i)(l)(B)(i) of the Code at any time during the Determination Year or the Look-Back Year; or

            (b) received compensation from the Employer or an Affiliated Employer in excess of $80,000 (as adjusted pursuant to 415(d) of the Code) during the Look-Back Year, and was among the top 20% of Employees when ranked on the basis of compensation paid during the Look-Back Year.

      For purpose of determining an Employee's compensation under this Section 1.20, compensation shall mean the Employee's total compensation reportable on Form W-2,


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

      plus all contributions made on behalf of the Employee by the Employer or an Affiliated Employer pursuant to a salary deferral agreement maintained by the Employer or an Affiliated Employer under any cash or deferred arrangement described in Section 401(k) of the Code or any salary reduction agreement pursuant to a cafeteria plan established under Section 125 of the Code by the Employer or Affiliated Employer.

      For purposes of this Section, the "Look-Back Year" means the period of the twelve consecutive months immediately preceding the Determination Year. Also for purposes of this Section, `Determination Year" means the Plan Year that is being tested for purposes of determining if an Employee is a Highly Compensated Employee."

5.    Effective January 1, 1998, Section 1.22 is amended to read as follows:

      "1.22 "Maximum Offset Allowance" means at Social Security Retirement Age,
            (i), (ii), or (iii) below, whichever is applicable, (i) if a Participant's Social Security Retirement Age is 65, .0075 of his Social Security Compensation; (ii) if a Participant's Social Security Retirement Age is 66, .0068 of his Social Security Compensation; or (iii) if a Participant's Social Security Retirement Age is 67 or higher, .00625 of his Social Security Compensation, multiplied by his years of Benefit Service (up to a maximum of 25 years)."

            Notwithstanding the foregoing, the Maximum Offset Allowance shall not exceed 1/2 of the benefit determined without regard to the offset, based on the lessor of Social Security Compensation or Final Average Compensation."

6. Effective as of January 1, 1998, Section 2.02 is amended to read as follows:

      "2.02 CREDITING OF SERVICE ON OR AFTER JANUARY 1, 1985

            An Employee must accumulate at least 1,000 Hours of Service during a 12-month computation period in order to be credited with a year of Service. The 12-month computation period for purposes of determining a year of Service for vesting under Section 6.02 is the Plan Year. The 12-month computation period for purposes of determining a Year of service for eligibility under Section 3.01 is the 12-month period beginning when the Employee first performs an Hour of Service and the subsequent computation periods shall be the Plan Year beginning with the Plan Year that includes the first anniversary of the date the Participant first performs an Hour of Service. The 12-month computation period for purposes of determining a year of Service for Benefit Service purposes as set forth in Section 2.05 is the Plan Year. During any computation period during which an Employee's Hours of Service cannot be determined, the Employee shall be credited with 190 Hours of Service for each month during such period in which he or she completes one Hour of Service."


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

7.    Effective as of January 1, 1998, Section 2.022 is deleted and Section
      2.023 is renumbered as Section 2.022.

8. Effective as of the January 1, 1998 , Section 2.05 is amended in its entirety to make certain clarifications as follows:

      "2.05 BENEFIT SERVICE ON OR AFTER JANUARY 1, 1985

            With respect to employment on and after January 1, 1985, Benefit Service, for purposes of determining a Participant's benefit under the Plan means his years of Service earned as an Eligible Employee excluding any service prior to such Eligible Employee's twenty first birthday. For purposes of this Section 2.05, a year of Service is any Plan Year in which the Participant is credited with 1000 Hours of Service. During any computation period in which an Eligible Employee's Hours of Service cannot be determined, the Eligible Employee shall be credited with 190 Hours of Service for each month during such period in which he or she completes one Hour of Service.

            However, if an Eligible Employee does not have 1,000 Hours of Service in a Plan Year because he or she enters or, following a Break in Service, re-enters employment with the Employer after the first day of a Plan Year or terminates his or her employment or retires prior to the end of a Plan Year, he or she shall be deemed to have accrued a partial year of service for such Plan Year equal to the ratio that his or her credited Hours of Service for such Plan Year bears to 1,000."

9. Effective December 12, 1994, Article 2 is amended to add the following provision as Section 2.06:

      "2.06 VETERAN'S BENEFITS

            Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code."

10. Effective April 1, 1998, Section 3.01 is amended to add the following subparagraph (x) to subsection (b) thereof:

      "(x) Effective April 1, 1998, an employee of Aerodyne Controls Corporation who became an Eligible Employee of Circle Seal Corporation on January 5, 1998 shall be eligible to participate in the Plan on the first day of the month coinciding with or next following the date he attains age 21 and completes one year of Service. Service with Aerodyne Controls Corporation prior to January 5, 1998 shall be taken into account for eligibility and vesting purposes. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing April 1, 1998."

11. Effective January 1, 1997, Section 5.03 is amended to add subsection (f) as follows:

      "(f) This subsection (f) shall apply to any Participant who had his retirement benefit determined under Part B of the Plan and who after January 1, 1997, transferred to Regtrol Inc. (hereinafter referred to as a "Transferred Jameco Participant").

            A Transferred Jameco Participant's Normal Retirement Benefit shall be an amount based on a maximum of 25 years of "Combined Total Benefit Service" and equal to the sum of (i) and (ii) where:

            (i) is the Transferred Jameco Participant's accrued benefit based on the formula under Part B of the Plan in effect as of the transfer date and determined based upon (1) his years of Service under Part B of the Plan as of the transfer date and
                 (2) his Average Monthly Compensation under Section 1.05 of Part B and his Covered Compensation under Section 1.16 of Part B as of his retirement or termination date.

            (ii) is the Transferred Jameco Participant's accrued benefit, if any, determined in accordance with Section 5.03(c) for years of Benefit Service earned on or after transfer date.

            For purposes of this Section 5.03(f), "Combined Total Benefit Service" means benefit service earned under Part B of this Plan and Benefit Service earned under subsection (ii) above. In the event a Participant's Combined Total Benefit Service exceeds twenty-five
            (25) on his date of retirement or termination of employment with the Employer, the Transferred Jameco Participant's retirement benefit shall be determined by decreasing his years of service under subsection (i) by the number of years of service which exceeds twenty-five and substituting such benefit service with years of Benefit Service under subsection (ii).

            However, in no event shall a Transferred Jameco Participant's accrued benefit be less than his accrued benefit based upon his years of benefit Service as of his transfer date as calculated under Part B."

12.   Effective January 1, 1998, Section 5.06(b) is amended to read as follows:

      "(b) The Deferred Retirement Benefit payable to a Participant who attains age 70 1/2 and who continues to be an Employee shall be equal to the Participant's accrued benefit determined as of the last day of the Plan Year in which the Participant attains age 70 1/2. The Deferred Retirement Benefit payable under this paragraph (b) shall be determined in accordance with Section 5.03 or 5.031, whichever is applicable, and shall be payable in the form of a single life annuity. The Deferred


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

            Retirement Benefit shall commence no later than the January 1 immediately following the Plan Year in which the Participant attains age 70 1/2.

            The monthly benefit of a Participant who has begun receiving benefits and who continues to be an Employee after his attainment of age 70 1/2 shall be adjusted, effective on the January 1 following the Plan Year in which the Participant's benefit commenced and on each succeeding January 1 prior to the Participant's Deferred Retirement Date, to reflect the effect of changes in the Participant's accrued benefit since the previous January 1. The final adjustment shall be made as of the Participant's Deferred Retirement Date. Adjustments required by this paragraph shall include a reduction equal to the Actuarial Equivalent of any benefit payments already made with respect to the Participant. In no event, however, will the benefit payable to the Participant be reduced as a result of this paragraph. Furthermore, the operation of this paragraph will not affect the form of benefit payment previously elected by the Participant.

            Upon such Participant's actual Deferred Retirement Date, he shall then be eligible to make the election as described in Section 5.022."

13. Effective January 1, 1998, Article 5 is amended to renumber existing "Section 5.11" as Section 5.12 and to add a new Section 5.11 as follows:

      "5.11 DISABILITY RETIREMENT BENEFIT

            In the event a Participant becomes disabled while employed with the Employer so that he is receiving disability benefits under the Employer's long term disability program and is eligible for and is receiving disability benefits under Title II of the Social Security Act, such Participant shall continue to be credited with years of Service for vesting and years of Benefit Service for the period he remains disabled and such crediting shall cease upon the earlier of the Participant's recovery from disability, death, election of Early Retirement or Normal Retirement Date. During the period of disability such Participant's shall be credited with Compensation equal to the greater of his Compensation credited in the Plan Year he becomes disabled or the Compensation credited for the immediately preceding Plan Year. In addition, such disabled Participant's Maximum Offset Allowance shall be determined as of the date he becomes disabled. If a Participant's disability continues until his Normal Retirement Date, his Normal Retirement Benefit shall commence as of the date elected by the Participant in accordance with the normal form of benefit described as Section 5.01 or 5.02, whichever is applicable, or the optional retirement benefit, if elected by the Participant, as set forth in Article 5."

14.   Effective January 1, 1998, Section 7.04(c) is amended to read as follows:

            "(c) If a Participant dies after attaining his Normal Retirement Age but before his Deferred Retirement Date, the Spouse Joint and Survivor Annuity as


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

                  described in Section 5.02 shall be deemed to be in effect on behalf of such Participant, provided he has not made an election under Section 5.022 to receive his benefits under another form of payment."

15. Effective January 1, 1998, Section 12.01 of Part A is amended to read as follows:

      "12.01 PAYMENT OF SMALL AMOUNTS

            In the event that the Actuarial Equivalent of the Participant's accrued benefit is $3,500 or less on the determination date, the accrued benefit shall be automatically paid in a lump sum. Notwithstanding this above, if the Actuarial Equivalent of the Participant's accrued benefit derived from Employer contributions is $3,500 or less, after distribution of the Participant's Accumulated Contribution Account, a Participant may elect to receive distribution of his remaining Employer provided accrued benefit provided the appropriate spousal consent as set forth in Section
            5.024 is obtained.

            No distribution may be made under this Section 12.01 after a Participant's Benefit Commencement Date, unless the Participant and the Participant's spouse, or where the Participant has died, the surviving spouse consents in writing to such distribution."

IN WITNESS WHEREOF, Watts Industries, Inc. has caused this Amendment to be executed by its authorized officer and its seal affixed hereto this _________ day of ______________, 1998.


                                                WATTS INDUSTRIES, INC.


                                                By: _________________________


                                                Title: ______________________

(Seal)

                              AMENDMENT NUMBER SIX

                             WATTS INDUSTRIES, INC.

                     RETIREMENT PLAN FOR SALARIED EMPLOYEES


      WHEREAS, Watts Industries, Inc. (the "Sponsoring Employer") established the Watts Industries, Inc. Retirement Plan for Salaried Employees (the "Plan") for the benefit of its eligible employees which was most recently amended and restated effective as of January 1, 1994;

      WHEREAS, pursuant to Section 13.01 of the Plan, the Sponsoring Employer reserved the right to amend the Plan; and

      WHEREAS, the Sponsoring Employer desires to amend the Plan to reflect the inclusion of certain eligible employees;

      NOW, THEREFORE, the Plan is hereby amended as follows:

1. Effective January 1, 1997, Section 3.01(b) is amended to add the following subsection (xi) as follows:

      "(xi) Effective January 1, 1997, an employee of Consolidated Precision Corp. who became an employee of Circle Seals Controls shall become an Eligible Employee for purposes of the Plan and shall become a Participant in the Plan as of the later of January 1, 1997 or the date the Eligible Employee meets the requirements of Section 3.01(a). An Eligible Employee's service with Consolidated Precision Corp. prior to its acquisition by the Employer shall be taken into account for eligibility and vesting purposes. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing January 1, 1997."

2. Effective January 1, 1998, Section 3.01(b) is amended to add the following subsection (xii) as follows:

      "(xii) Effective January 1, 1998, an employee of Ames Company, Inc. shall become an Eligible Employee under this Plan and shall become a Participant in the Plan as of the later of January 1, 1998 or the date the Eligible Employee meets the requirements of Section 3.01(a). Such Eligible Employee's service with Ames Company, Inc. prior to its acquisition by the Employer shall be taken into account for eligibility and vesting. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing January 1, 1998."

      IN WITNESS WHEREOF, Watts Industries, Inc. has caused this Amendment to be executed by its duly authorized officer and its seal affixed hereto this ____________________ day of ________________, 19__.


                                       WATTS INDUSTRIES, INC.


                                       By: _________________________


                                       Title: ______________________


            [Seal]

                             AMENDMENT NUMBER SEVEN

                             WATTS INDUSTRIES, INC.

                     RETIREMENT PLAN FOR SALARIED EMPLOYEES

      WHEREAS, Watts Industries, Inc. (the "Sponsoring Employer") established the Watts Industries, Inc. Retirement Plan for Salaried Employees (the "Plan") for the benefit of its eligible employees which was most recently amended and restated effective as of January 1, 1994;

      WHEREAS, pursuant to Section 13.01 of the Plan, the Sponsoring Employer reserved the right to amend the Plan; and

      WHEREAS, the Sponsoring Employer desires to amend the Plan to reflect the inclusion of certain eligible employees and certain employers;

      NOW, THEREFORE, the Plan is hereby amended as follows:

1. Effective January 1, 1998, Section 1.16 is amended to add the following sentence:

      "Effective January 1, 1998, the term "Employer" includes "Ames Company, Inc.""

2. Effective August 31, 1995, Section 3.01(b) is amended to add the following subsection (xiii) as follows:

      "(xiii) A salaried employee of Keane Controls Corporation who became an employee of Circle Seal Controls, Inc. shall become an Eligible Employee for purposes of the Plan and shall become a Participant in the Plan as of the later of August 31, 1995 or the date such Eligible Employee meets the requirements of Section 3.01(a). An Eligible Employee's service with Keane Controls Corporation, prior to its acquisition by the Employer, shall be taken into account for eligibility and vesting purposes. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing August 31, 1995."

3. Effective March 17, 1998, Section 3.01(b) is amended to add the following subsection (xiv) as follows:

       "(xiv) A salaried employee of Atkomatic Valve Company who became an employee of Circle Seal Controls, Inc. shall become an Eligible Employee for purposes of the Plan and shall become a Participant in the Plan as of the later of March 17, 1998 or the date the Eligible Employee meets the requirements of Section 3.01(a). An Eligible Employee's service with Atkomatic Valve Company, prior to its acquisition by the Employer, shall be taken into account for eligibility and vesting. However, such Eligible Employee's .Benefit Service shall be taken into account only with regard to service with the Employer commencing March 17, 1998."

      IN WITNESS WHEREOF, Watts Industries, Inc. has caused this Amendment to be executed by its duly authorized officer and its seal affixed hereto this _________ day of _______________, 1999.


                                                WATTS INDUSTRIES, INC.


                                            By: _________________________


                                         Title: _________________________

      [Seal]


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